Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2026
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”). The interim results of operations are not necessarily indicative of results to be expected for any other interim period or for a full year. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation of its financial position and operating results have been included. These financial statements should be read in conjunction with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025 and the notes thereto included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2025, filed with the SEC on April 29, 2026.

Principles of consolidation

The accompanying unaudited condensed consolidated financial statements include the financial statements of HUHUTECH International Group Inc. and its subsidiaries. All inter-company balances and transactions have been eliminated upon consolidation.

Uses of estimates

In preparing the unaudited condensed consolidated financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information as of the date of the consolidated financial statements and are adjusted to reflect actual experience when necessary. Significant estimates required to be made by management include, but are not limited to allowance for credit losses, allowance for inventories obsolescence and revenue recognition. Actual results could differ from those estimates.

Cash

Cash comprises cash at banks and on hand.

Restricted cash

Restricted cash consists of amounts which are used as collateral to secure note payable. A note payable is a draft issued by a bank for payments in future, which defers the payment until the due date for redeeming the note. According to the notes payable agreement with the bank, 50% to 100% of the amount is required to be deposited at the bank as security for the notes payable. The security deposit for notes payable amounted to nil and $300,296 as of June 30, 2026 and December 31, 2025, respectively. The Company earns interest at a variable rate per month on this restricted cash balance.

Short-term investments

The Group’s short-term investments consist of wealth management financial products purchased from SMBC Japan Securities Trading Account. The carrying values of the Group’s short-term investments approximate fair value because of their short-term maturities. The Group recognized loss of $825 and nil in fair value change in marketable securities for the six months ended June 30, 2026 and 2025, respectively.

Notes receivable

Notes receivable are primarily bank acceptance notes. The Company accepts bank acceptance notes from customers for products sold or services performed in the ordinary course of business. Bank acceptance notes are primarily negotiable instruments with cash settlement from commercial banks within half a year. Upon receipt of the bank acceptance notes, the Company’s accounts receivable from the customers is derecognized. The notes receivable amounted to nil and $86,149 as of June 30, 2026 and December 31, 2025, respectively. The Company reviews its notes receivable on a regular basis to determine if any allowance is necessary. The allowance is based on management’s best estimate of specific losses on individual exposures, as well as a provision on historical trends of collections and utilizations. The allowance for credit losses of notes receivable has been nil.

Accounts receivable, net

The Company followed ASU No. 2016-13, “Financial Instruments — Credit Losses (Topic 326): in measurement and recognition of expected credit losses for financial assets held and not accounted for at fair value through net income. Accounts receivable are recognized and carried at original invoiced amount less an estimated allowance for credit losses. The Company estimates the allowance for credit losses based on an analysis of the aging of accounts receivable, assessment of collectability, including any known or anticipated economic conditions, customer-specific circumstances, recent payment history and other relevant factors. Allowance for credit losses amounted to $3,823,023 and $1,719,781 as of June 30, 2026 and December 31, 2025, respectively.

Inventories

Inventories are materials stated at the lower of cost or net realizable value. Costs include purchase price and related shipping costs. The cost of inventories is calculated using the weighted average method. Any excess of the cost over the net realizable value of each item of inventories is recognized as an inventory valuation allowance. Net realizable value is estimated using selling price in the normal course of business less any costs to complete and sell products. As of June 30, 2026 and December 31, 2025, the inventory valuation allowance was nil.

Advances to vendors

Advance to vendors consists of balances paid to suppliers for technical services and materials that have not been provided or received. Advances to suppliers are short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the advance becomes doubtful. The Company uses the aging method to estimate the allowance for uncollectible balances. In addition, at each reporting date, the Company determines the adequacy of the allowance by evaluating all available information, and then records specific allowances for those advances based on the available facts and circumstances. As of June 30, 2026 and December 31, 2025, the allowance for uncollectible advances to vendors was nil.

Prepayments and other assets, net

Prepayments and other assets primarily consist of prepaid rents, expenses and deposit, which are presented net of allowance for credit losses. Prepayment and other assets are classified as either current or non-current based on the terms of the respective agreements. These advances are unsecured and are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the advance becomes doubtful. The Company uses the aging method to estimate the allowance for uncollectible balances. The allowance is also based on management’s best estimate of specific losses on individual exposures, as well as a provision on historical trends of collections and utilizations. Actual amounts received or utilized may differ from management’s estimate of credit worthiness and the economic environment. Prepayment and other assets are written off against the allowances only after exhaustive collection efforts. The allowance for uncollectible balances amounted to $3,731 and $3,620 as of June 30, 2026 and December 31, 2025, respectively.

Land, property, plant and equipment, net

Land is recorded at cost. Property, plant and equipment are recorded at cost less accumulated depreciation. Depreciation is provided in the amounts sufficient to depreciate the cost of the related assets over their useful lives using the straight-line method, as follows:

Useful life
Office equipment	3 – 5 years
Transportation equipment	2 – 4 years
Building	4 – 20 years
Leasehold improvement	5 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the consolidated statements of operations and other comprehensive (loss) income in other income or expenses.

Intangible assets

Intangible assets consist primarily of the Type Class A license in China in construction and computer software. Type Class A license in construction is valid for five years and subject to renewal. Intangible assets are stated at cost less accumulated amortization. Intangible assets are amortized using the straight-line method.

License	5 years
Computer software	3 – 5 years

Impairment of long-lived assets

Long-lived assets, including property, plant and equipment and intangible assets with finite lives, are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount may not be fully recoverable or that the useful life is shorter than the Company had originally estimated. When these events occur, the Company evaluates the impairment by comparing the carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, the Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. No impairment charge was recognized for the six months ended June 30, 2026 and 2025, respectively.

Notes payable

Notes payable are bank acceptance notes issued by financial institutions on the Company’s behalf to vendors with a specific due date usually for a period of within 12 months. These notes can either be endorsed by the vendor to other third parties as payment or can be factored to other financial institutions before maturity date. As collateral security for financial institutions’ undertakings, the Company is required to maintain deposits with such financial institutions as restricted cash amounts of 50% to 100% of the balances of the bank acceptance notes.

Fair value of financial instruments

U.S. GAAP requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, notes receivable, accounts receivable, advances to vendors, prepayments and other assets, accounts payable, accrued expenses and other liabilities, advances from customers, notes payable, due to or from related parties and bank loans, approximates their recorded values due to their short-term maturities. The Company determined that the carrying value of the short-term bank loans approximated their fair value by comparing the stated loan interest rate to the rate charged by similar financial institutions.

Revenue recognition

The Company accounts for revenue recognition under FASB ASC 606, Revenue from Contracts with Customers (“ASC 606”). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, the Company applies the following steps:

Step 1: Identify the contract (s) with a customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation

The Company derives its revenues primarily from three sources: (1) system integration projects; (2) product sales. Contracts with customers do not include cancellation or refund provisions. Payment is generally due within 6 to 12 months of delivery; consequently, the Company has determined that these contracts contain no significant financing components.

Revenue from system integration projects

The Company’s revenues from system integration projects are normally under fixed-price contracts that may last from six months to three years. These contracts require the Company to perform customized services of project planning, system coding, installation of hardware and equipment, and configuration based on the customers’ specific needs which requires significant customization. Upon delivery of the services and equipment, customer acceptance is generally required. In the same contract, the Company is required to provide a warranty period for one to two years (“warranty period”) after the customized project is delivered with a 3% – 10% holdback of the total contract price (“contract holdback”) which is to be paid after the end of warranty period. The Company determined the warranty clause included in the contractual term is directly related to the quality of the Company’s integration projects and there are no specific tasks to be performed during the warranty period, and therefore, consider it an assurance-type warranty. The warranty is not considered a separate performance obligation and no revenue is associated with these services under ASC 606. Thus, the Company identifies a single performance obligation for the system integration projects, which includes a series of integrated services of project planning, system coding, installation of hardware and equipment, and configuration. Because of the nature of the projects, and the contract owners perform inspection during the project and prior to acceptance, the Company has not experienced material warranty costs and, therefore, does not believe an accrual for these costs is necessary.

Revenue is recognized over the contract term using an input method under which the percentage of revenue to be recognized for a given project is measured by the estimates of the extent of progress towards project completion. Such contracts provide that the customer accept completion of progress to date and compensate the Company for services rendered, which may be measured in terms of costs incurred, units installed, or some other measure of progress. Application of the input method requires the use of estimates of costs to be incurred for the performance of the contract. Contract costs include all direct material costs, direct labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and all costs associated with operation of equipment. The contract holdback is recognized as revenue after the warranty period has expired. The warranty holdback amounted to $797,036 and $773,330 as of June 30, 2026 and December 31, 2025, respectively. The cost estimation process is based upon the professional knowledge and experience of the Company’s engineers, project managers and financial professionals. Management conducts monthly reviews to assess the contract’s schedule, performance, technical matters and estimated cost at completion. When changes in estimated contract costs are identified, such revisions may result in current period adjustments to operations applicable to performance in prior periods.

Revenue from product sales

The Company generates revenue primarily through the sale and delivery of promised goods to customers and recognizes revenue when control is transferred to customers, which typically occurs upon customer acceptance, in an amount that reflects the consideration the Company expects to be entitled to in exchange for the goods or services and is recorded net of value-added tax (“VAT”). The Company’s contracts with customers are primarily on a fixed-price basis and do not contain cancellable and refund-type provisions. The Company generally provides a one-year warranty against defects in materials related to the sale of products. The Company considerers the warranty as an assurance type warranty since the warranty provides the customer the assurance that the product complies with agreed-upon specifications. Estimated future warranty obligations are included in cost of product sales in the period in which the related revenue is recognized. The determination of the Company’s warranty accrual is based on actual historical experience with the product, estimates of repair and replacement costs and any product warranty problems that are identified after shipment. The Company estimates and adjusts these accruals at each balance sheet date in accordance with changes in these factors.

Contract balances

Accounts receivable represents amounts for which the Company has an unconditional right to consideration, including amounts recognized as revenue upon the satisfaction of performance obligations but not yet invoiced. Under the Company’s contractual arrangements, the right to payment becomes unconditional upon the completion of services and customer acceptance. Consequently, the Company had no contract assets as of June 30, 2026 and December 31, 2025.

Unearned revenues consist of payments received from customers related to unsatisfied performance obligations at the end of the period. These balances are recorded as advance from customers. Advance from customers amounted to $2,555,789 and $1,698,526 at June 30, 2026 and December 31, 2025, respectively. Revenue recognized that was included in contract liabilities at the beginning of the year was $104,495 and $866,201 for the six months ended June 30, 2026 and 2025, respectively. All unsatisfied performance obligations are expected to be fulfilled within the next twelve months and no significant financing component is involved. The Company’s revenue arrangements do not include significant financing component because the duration between customer payment and the transfer of promised services is less than 12 months. Security deposit held for more than 12 months are recorded at present value using the Company’s primary borrowing rate, however, the impact of discounted interest expense was immaterial for the six months ended June 30, 2026 and 2025.

Disaggregation of revenues

For the six months ended June 30, 2026 and 2025, the disaggregation of revenues by major revenue stream is as follows:

	For the Six Months Ended June 30,
	2026	2025

System integration projects	$9,018,758	$9,400,024
Product sales	1,646,508	417,448
Total	$10,665,266	$9,817,472

Revenue by geographic area

The following table presents revenue by geographic location for the six months ended June 30, 2026 and 2025:

	For the Six Months Ended June 30,
	2026	2025

PRC	$4,967,410	$3,838,722
Japan	2,005,202	5,978,750
USA	2,785,759	—
Germany	782,821	—
Singapore	124,074	—
Total revenues	$10,665,266	$9,817,472

Research and development costs

Research and development activities are directed toward the development of cleaning control system, ultrapure water control system, gas detection system, and temperature automatic control system used in the semiconductor manufacturing process. These costs, which primarily include salaries, contract services and supplies, are expensed as incurred.

Operating leases

The Company has lease contracts for manufacturing facilities and office space under operating leases. The Company determines whether an arrangement constitutes a lease and records lease liabilities and right-of-use assets on its consolidated balance sheets at lease commencement. The Company measures its lease liabilities based on the present value of the total lease payments not yet paid discounted based on the more readily determinable of the rate implicit in the lease or its incremental borrowing rate, which is the estimated rate the Company would be required to pay for a collateralized borrowing equal to the total lease payments over the term of the lease. The Company estimates its incremental borrowing rate based on an analysis of weighted average interest rate of its own bank loans. The Company measures right-of-use assets based on the corresponding lease liability adjusted for payments made to the lessor at or before the commencement date, and initial direct costs it incurs under the lease. The Company begins recognizing lease expense when the lessor makes the underlying asset available to the Company.

For leases with lease term less than one year (short-term leases), the Company records operating lease expense in its consolidated statements of income on a straight-line basis over the lease term and records variable lease payments as incurred.

Value added tax (“VAT”)

Revenue represents the invoiced value of goods and services, net of VAT in PRC and Germany subsidiaries. The VAT is based on gross sales price and VAT rates range from 6% to 19%, depending on the type of products sold or service provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in taxes payable. All of the VAT returns filed by the Company’s subsidiaries in PRC remain subject to examination by the tax authorities for five years from the date of filing.

Consumption tax

The Japan consumption tax is the difference between the total sales and total purchases and consumption tax rate range from 3% to 10%, depending on the type of products sold and or service provided. Entities that are consumption tax general taxpayers are allowed to offset qualified input consumption tax paid to suppliers against their output consumption tax liabilities. Net consumption tax balance between input consumption tax and output consumption tax is recorded in taxes payable. All of the consumption tax returns filed by the Company’s subsidiaries in Japan remain subject to examination by the tax authorities for seven years from the date of filing.

Government grants

Government grants are recognized in “Other income, net” or as a reduction of specific costs and expenses for which the grants are intended to compensate. These amounts are recorded upon receipt, provided all attached conditions have been fulfilled. For the six months ended June 30, 2026 and 2025, the Company received $23,825 and $14,202 of government grants in China for various research programs, respectively. The benefit of these government grants, net of taxes, on net loss per share (basic and diluted) was nil for the six months ended June 30, 2026 and 2025.

Income taxes

Cayman Islands

The Company is incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of the Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Germany

Under German tax laws, HUHU Deutschland is subject to a statutory income tax rate at 15.825% if revenue is generated in Germany.

USA

HUHU USA is subject to 21% federal corporate income tax and a 4.9% Arizona state income tax.

Singapore

Under Singapore tax laws, subsidiary in Singapore is subject to a statutory income tax rate of 17.0% if revenue is generated in Singapore and there are no withholding taxes in Singapore on remittance of dividends.

Hong Kong

Under Hong Kong tax laws, HUHU HK is subject to a tax rate of 8.25% on assessable profits up to $255,102 (HK$2,000,000) and a tax rate of 16.5% on any part of assessable profits over $255,102 (HK$2,000,000) if revenue is generated in Hong Kong, and it is exempted from income tax on its foreign-derived income. There are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. HUHU China was approved as a HNTE and is entitled to a reduced income tax rate of 15% beginning December 2022. The certificate is valid until December 2025 and renewed on December 16, 2025.

EIT is typically governed by the local tax authority in PRC. Each local tax authority at times may grant preferred tax treatment to local enterprises as a way to encourage entrepreneurship and stimulate local economy. The impact of the tax treatment noted above decreased PRC taxes by nil for the six months ended June 30, 2026 and 2025. The benefit of the preferred tax treatment on net loss per share (basic and diluted) was nil for the six months ended June 30, 2026 and 2025.

Japan

The Company’s subsidiary in Japan is mainly subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of 31.9% for the six months ended June 30, 2026 and 2025.

The Company accounts for income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred for the six months ended June 30, 2026 and 2025. All of the tax returns of the Company’s subsidiaries in the PRC remain subject to examination by the tax authorities for five years from the date of filing.

Loss per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share”. ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary shares outstanding for the period. Diluted EPS presents the dilutive effect on a per-share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the six months ended June 30, 2026 and 2025, there were no dilutive shares.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480 “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, whether they meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent annual period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

Share-based compensation

The Company follows the provisions of ASC 718, “Compensation - Stock Compensation,” which establishes the accounting for employee and non-employee share-based awards. For employee share-based awards, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense with graded vesting on a straight-line basis over the requisite service period for the entire award.

Foreign currency translation

The functional currencies of the Company are the local currency of the country in which the subsidiaries operate. The Company’s consolidated financial statements are reported using U.S. Dollars. The results of operations and the consolidated statements of cash flows denominated in foreign currencies are translated at the average rates of exchange during the reporting period. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect on that date. The equity denominated in the functional currencies is translated at the historical rates of exchange at the time of capital contributions. Because cash flows are translated based on the average translation rates, amounts related to assets and liabilities reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets. Translation adjustments arising from the use of different exchange rates from period to period are included as a separate component in accumulated other comprehensive income included in consolidated statements of changes in equity. Gains and losses from foreign currency transactions are included in the consolidated statement of income and comprehensive income.

Since the Company operates primarily in the PRC, the Company’s main functional currency is the Chinese Yuan (“RMB”). HUHU Japan’s functional currency is the Japanese Yen (“JPY”). The Company’s consolidated financial statements have been translated into the reporting currency of U.S. Dollars (“US$”). The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in the translation.

The following table outlines the currency exchange rates that were used in creating the consolidated financial statements in this report:

	For the Six Months Ended June 30, 2026	For the Year Ended December 31, 2025	For the Six Months Ended June 30, 2025
Period End RMB: USD exchange rate	6.7851	6.9931	7.1636
Period Average RMB: USD exchange rate	6.8624	7.1875	7.2526
Period End JPY: USD exchange rate	162.61	156.80	144.17
Period Average JPY: USD exchange rate	158.15	149.57	148.38
Period End EUR: USD exchange rate	0.8759	0.8521	0.8496
Period Average EUR: USD exchange rate	0.8572	0.8845	0.9138
Period End SGD: USD exchange rate	1.2941	1.2859	—
Period Average SGD: USD exchange rate	1.2775	1.3065	—

Comprehensive loss

Comprehensive loss consists of two components, net loss and other comprehensive (loss) income. Other comprehensive (loss) income refers to revenue, expenses, gains and losses that under U.S. GAAP are recorded as an element of shareholders’ equity but are excluded from net loss. Other comprehensive (loss) income consists of foreign currency translation adjustments resulting from the Company not using US$ as its functional currency.

Segment reporting

In accordance with ASC Topic 280, Segment Reporting, the Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer. The Company’s CODM reviews the consolidated financial results when making decisions about allocating resources and assessing the performance of the Company as a whole and hence, the Company has only one reportable segment. The Company operates and manages its business in PRC, USA, Singapore, Germany and Japan as a single segment.

Concentrations of risks

(a)	Concentration of credit risk

Assets that potentially subject the Company to a significant concentration of credit risk primarily consist of cash, accounts receivable and other current assets. The maximum exposure of such assets to credit risk is their carrying amounts as at the balance sheet dates. As of June 30, 2026 and December 31, 2025, the aggregate amount of cash of $755,784 and $2,024,619, respectively, was held at major financial institutions in PRC. Cash balances in bank accounts in PRC are insured by the People’s Bank of China Financial Stability Department (“FSD”) where there is a RMB 500,000 (approximately $70,000) deposit insurance limit for a legal entity’s aggregated balance at each bank. As of June 30, 2026 and December 31, 2025, the Company had $1,882,679 and $2,130,682 in bank accounts in Japan. Cash balances in bank accounts in Japan are insured pursuant to the Deposit Insurance Act in Japan. Under the Deposit Insurance Act in Japan, the maximum amount of protection is JPY 10 million (approximately $76,000) per customer within one bank. As of June 30, 2026 and December 31, 2025, the Company had $358,151 and $99,572 in bank accounts in USA. Cash balances in bank accounts in USA are insured pursuant to the Federal Deposit Insurance Act. Under the Federal Deposit Insurance Act in USA, the maximum amount of protection is USD 0.25 million per customer within one bank. As of June 30, 2026 and December 31, 2025, the Company had $501,843 and $56,232 in bank accounts in Germany. Cash balances in bank accounts in Germany are insured pursuant to the Einlagensicherungsgesetz (EinSiG). Under the EinSiG in Germany, the maximum amount of protection is EUR 0.1 million (approximately $117,000) per customer within one bank. As of June 30, 2026 and December 31, 2025, the Company had $45,569 and $80,950 in bank accounts in Singapore. Cash balances in bank accounts in Singapore are insured pursuant to the Deposit Insurance and Policy Owners’ Protection Schemes Act 2011. Under the Deposit Insurance and Policy Owners’ Protection Schemes Act 2011 in Singapore, the maximum amount of protection is SGD 0.1 million (approximately $78,000) per customer within one bank. As a result, balance in bank that not covered by Deposit Insurance Act were $2,241,771 and $3,759,538 as of June 30, 2026 and December 31, 2025, respectively. To limit the exposure to credit risk relating to deposits, the Company primarily places cash deposits with large financial institutions. The Company conducts credit evaluations of its customers and suppliers, and generally does not require collateral or other security from them. The Company establishes an accounting policy to provide for allowance for credit losses based on the individual customer’s and supplier’s financial condition, credit history, and the current economic conditions.

(b)	Significant customers

For the six months ended June 30, 2026, three customers accounted for 26.1%, 13.2% and 11.2% of total revenues, respectively. For the six months ended June 30, 2025, one customer accounted for 38.8% of total revenues. As of June 30, 2026, two customers accounted for 13.2% and 12.8% of total accounts receivable, respectively. As of December 31, 2025, two customers accounted for 16.1% and 10.0% of total accounts receivable, respectively.

(c)	Significant suppliers

For the six months ended June 30, 2026, two suppliers accounted for approximately 18.5% and 10.9% of total purchases, respectively. For the six months ended June 30, 2025, two suppliers accounted for approximately 22.8% and 12.1% of total purchases, respectively. As of June 30, 2026, four suppliers accounted for approximately 19.9%, 16.1%, 14.0% and 10.7% of total accounts payable, respectively. As of December 31, 2025, three suppliers accounted for approximately 11.9%, 11.1% and 10.6% of total accounts payable, respectively.

(d)	Foreign currency risk

A majority of the Company’s transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

The Company’s functional currency is the local currency where the subsidiary operates in, mainly RMB and JPY, and the Company’s financial statements are presented in U.S. dollars. It is difficult to predict how market forces and U.S. government policy may impact the exchange rate between the local currencies and the U.S. dollar in the future. The change in the value of the local currencies relative to the U.S. dollar may affect the Company’s financial results reported in the U.S. dollar terms without giving effect to any underlying changes in the Company’s business or results of operations. Currently, the Company’s assets, liabilities, revenues and costs are denominated in RMB and JPY. To the extent that the Company needs to convert U.S. dollars into RMB and JPY for capital expenditures and working capital and other business purposes, appreciation of RMB and JPY against U.S. dollars would have an adverse effect on the RMB and JPY amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB and JPY into U.S. dollars for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollars against RMB and JPY would have a negative effect on the U.S. dollar amount available to the Company.

Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued.

In July 2025, the FASB issued ASU 2025-05, Measurement of Credit Losses for Accounts Receivable and Contract Assets. ASU 2025-05 amends ASC 326, Financial Instruments—Credit Losses, and introduces a practical expedient available for all entities and an accounting policy election available for all entities, other than public business entities, that elect the practical expedient. These changes apply to the estimation of expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under ASC 606, Revenue Recognition. Under the practical expedient, entities may assume that current conditions as of the balance sheet date remain unchanged for the remaining life of the asset when developing reasonable and supportable forecasts. This simplifies the estimation process for short-term financial assets. ASU 2025-05 is effective for the Group’s annual reporting periods beginning after December 15, 2025, and interim reporting periods within those annual reporting periods, with early adoption permitted. ASU 2025-05 should be applied on a prospective basis. The Company does not expect the adoption of this standard will have a material impact on its Consolidated Financial Statements.

In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities to establish authoritative guidance on the accounting for government grants received by business entities. This update is effective beginning with the Group’s 2029 fiscal year annual reporting period, with early adoption permitted. The Group is currently evaluating the impact that the adoption of this standard will have on its consolidated financial statements.

In December 2025, the FASB issued ASU 2025-12, Codification Improvements. ASU 2025-12 makes thirty-three incremental improvements to generally accepted accounting principles. ASU 2025-12 is effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. The Company is currently evaluating the impact of ASU 2025-12 on its financial statements and related disclosures.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, statements of operations and comprehensive (loss) income and statements of cash flows.